EQUITY-ACCOUNTED INVESTMENTS	6 Months Ended
Jun. 30, 2023
Disclosure Of Detailed Information About Equity-Accounted Investments [Abstract]
EQUITY-ACCOUNTED INVESTMENTS	EQUITY-ACCOUNTED INVESTMENTS
The following are the company’s equity-accounted investments for the six months ended June 30, 2023:

(MILLIONS)	June 30, 2023
Opening balance	$451
Investment	108
Share of net income	—
Share of other comprehensive income	—
Dividends received	(2)
Foreign exchange translation and other	4
Ending balance	$561
On March 17, 2023, the company’s institutional partners completed the sale of a 78% interest in a 378 MW operating hydroelectric portfolio in the U.S., of which 28% was sold to affiliates of Brookfield Corporation. The company retained its 22% interest in the investment and accordingly, did not receive proceeds from the sale. Subsequent to the completion of the sale, the company no longer consolidates this investment and recognized $105 million as an equity-accounted investment for its interest.